Federated Hermes Government Income Fund
A Portfolio of Federated Hermes Government Income Trust
INSTITUTIONAL SHARES (TICKER FICMX)
SERVICE SHARES (TICKER FITSX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 31, 2025
Todd Abraham, CFA, will retire on April 3, 2026. Effective upon his retirement, Mr. Abraham will no longer serve as a portfolio manager of the Fund. Accordingly, effective April 3, 2026, please remove all references to Mr. Abraham. The other members of the management team will continue to manage the Fund.
November 5, 2025

Federated Hermes Government Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457153 (11/25)
© 2025 Federated Hermes, Inc.